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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       SEPTEMBER 1, 2004 (AUGUST 17, 2004)

                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                   333-100125                  71-0897614
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)     File Number)            Identification No.)


              1323 NORTH STEMMONS FREEWAY, SUITE 212, DALLAS, TEXAS
                                      75207
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1620
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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        ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS


        On August 17, 2004 (the "Date of Acquisition"), Behringer Harvard Short-Term Opportunity Fund I LP (the "Registrant"), acquired a 50% interest in the ownership of a six-story office building containing approximately 87,292 rentable square feet, located on approximately 0.66 acres of land just north of Downtown Dallas, Texas, one block north of Fitzhugh Avenue at the southwest corner of Lee Street and North Central Expressway (the "Central Property"), through its direct and indirect partnership interests in Behringer Harvard 4245 Central LP (the "Central Partnership"). The property is leased to a variety of service-oriented tenants. The contract purchase price of the Central Property was $7,737,500, exclusive of closing costs. The Registrant acquired its 50% interest in the Central Partnership with $1,200,000 of equity from proceeds of the Registrant's public offering of its partnership units. The Central Property was acquired by the Central Partnership using proceeds under a loan agreement (the "Loan Agreement") with Bank of America, N.A. (the "Lender") that allows for borrowings of up to $6,440,000 (the "Loan"), which Loan was further evidenced by a promissory note from the Central Partnership to the Lender in the amount of $6,440,000 (the "Note"). The initial amount advanced to the Central Partnership by the Lender at closing under the Loan Agreement was $5,537,500. The remaining unadvanced portion of the Loan consists of $500,000 available for tenant improvements and up to $402,500 available as advances of earnout funds. The Note provides for an interest rate per annum elected by the borrower of (i) the prime rate of interest plus 0.25%, (ii) the London Interbank Offered Rate ("LIBOR") plus 2.5%, or (iii) a combination thereof. The entire principal balance of the Loan is due and payable in full on August 17, 2007. However, an option is available to the borrower to extend the maturity date for two successive periods of twelve months each, if certain conditions are met.

        The Central Property is held by the Central Partnership in which Behringer Harvard 4245 Central GP, LLC, a wholly-owned subsidiary of the Registrant (the "Subsidiary"), is the general partner. The limited partners of the Central Partnership are the Registrant and three unaffiliated third parties, Realty America Group (4245 Central), LP, HSAD Partners and BGO Investments, with ownership interests in and initial distribution rates from the Central Partnership of 49.9%, 37.5%, 6.25% and 6.25%, respectively. The Subsidiary has a 0.1% interest as the Central Partnership's general partner. After the Registrant receives the return of all of its capital and an internal rate of return of 16% through its direct and indirect partnership interests in the Central Partnership, subsequent distributions from the Central Partnership will be made in the amount of 0.1% for the Subsidiary, 34.9% for the Registrant, 56.25% for Realty America Group (4245 Central), LP, 4.375% for HSAD Partners and 4.375% for BGO Investments. The purchase price for the transaction was determined through negotiations between Vortisch Holdings, L.P. (the "Seller"), an unaffiliated third party, Realty America Group, LP and the Central Partnership. In evaluating the Central Property as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, costs of physical plant maintenance, location, environmental issues, demographics, tenant mix, quality of tenants, lease terms, price per square foot and occupancy. The Registrant's general partner believes that the Central Property is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, adequately insured and has been professionally managed.

        HPT Management Services, LP (the "Property Manager"), an affiliate of the Registrant, has the sole and exclusive right to manage, operate, lease, and supervise the overall maintenance of the Central Property. Among other things, the Property Manager has the authority to negotiate and enter into leases of the property on behalf of the Central Partnership, to incur costs and expenses, to pay property operating costs and expenses from property cash flow or reserves and to require that the Central Partnership provide sufficient funds for the payment of operating expenses.


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        As compensation, the Property Manager receives a property management fee equal to 4.5% of the monthly gross revenues (as defined in the Amended and Restated Property Management and Leasing Agreement dated June 2, 2003). The Property Manager has subcontracted certain of its on-site management services to Trammell Crow Services, Inc. ("TCS"). In addition, the Central Partnership has contracted with TCS for the leasing of the Central Property. Furthermore, the Central Partnership has agreed that Realty America Group (4245 Central), LP shall be the exclusive listing agent for any sale of the Central Property. The Property Manager is also entitled to a fee of 5% of the cost of construction supervised at the Central Property, including capital repairs and improvements, major building reconstruction and tenant improvements.

        The property, which was constructed in 1986, is approximately 75% leased to twenty-four tenants, including major tenants such as BGO Architects, Dr. Monty Buck and Michael Burns and Associates, Inc. BGO Architects is an architectural partnership established in 1968 that leases approximately 9,132 square feet for a current monthly base rent of $15,220 through July 2010, with no renewal options available. Dr. Monty Buck, practicing surgical reconstruction, implant placement and prosthetic reconstruction since 1980, is currently leasing approximately 6,102 square feet for a current monthly base rent of $9,000 through January 2012, with no renewal options available. Michael Burns & Associates, Inc., a full service public relations agency founded in 1989, leases approximately 6,087 square feet for a current monthly base rent of $9,131 through June 2005, with one three-year renewal option available.



        ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of Businesses Acquired.

        Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that the required financial statements will be filed on or before November 1, 2004, by amendment to this Form 8-K, which date is within the 60-day period allowed to file such an amendment.

        (b)     Pro Forma Financial Information.

        See Paragraph (a) above.

        (c)     Exhibits.

        None.


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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP

                             By:      Behringer Harvard Advisors II LP
                                      Co-General Partner





Dated: September 1, 2004              By:    /s/ Gary S. Bresky
                                         ---------------------------------------

                                         Gary S. Bresky
                                         Chief Financial Officer and Treasurer



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